SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 3, 2000
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                    (Date of earliest event reported)



                         Pittsburgh Financial Corp.
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      (Exact name of registrant as specified in its charter)


Pennsylvania                      0-27522                    25-1772349
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(State or other jurisdiction    (Commission                 (IRS Employer
 of incorporation)              File Number)              Identification No.)


225 Ross Street, Pittsburgh, Pennsylvania                           15219
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(Address of principal executive offices)                          (Zip Code)


                               (412) 227-1945
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             (Registrant's telephone number, including area code)


                        Pittsburgh Home Financial Corp.
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        (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS

    On April 3, 2000, Pittsburgh Home Financial Corp. (the "Company") announced it had officially changed its name to Pittsburgh Financial Corp. and that Pittsburgh Home Savings Bank, a wholly owned subsidiary of the Company, had changed its name to BankPittsburgh. Both name changes were effective April 3, 2000. Pittsburgh Financial Corp. will continue to trade on the Nasdaq under "PHFC." For additional information, reference is made to the press release dated April 3, 2000 filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibit is filed with this report:


    EXHIBIT NUMBER                     DESCRIPTION


       99.1                   Press Release, dated April 3, 2000
































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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PITTSBURGH FINANCIAL CORP.


                                      /s/ J. Ardie Dillen
Date: April 6, 2000              By:  ____________________________________
                                      J. Ardie Dillen
                                      Chairman of the Board, President and
                                      Chief Executive Officer
































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